EXHIBIT 99.2

GG5 - $4.3B New Issue CMBS - Annex C (external)

The loan referred to as 550 West Jackson Boulevard in GCCFC-2005 GG5, is being removed from the transaction due to the timing of published reports regarding Refco Group LTD, the largest tenant in the building.

An updated Annex C (strats) is attached.

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Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to
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solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

--------------------------------------------------------------------------------

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herein may give rise to substantial risk and may not be suitable for all
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or make a market in the securities mentioned herein or securities, options or
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upon as a representation that a transaction can be affected with this or any
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reliable, but we do not represent that it is accurate or complete.

                                       GG5

You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                                     Annex C

PROPERTY TYPES

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                 Mortgaged     Date Principal       Pool      Avg.   Date LTV     Date LTV
Property Type                                    Properties      Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Retail                                                   81       1,515,542,079       35.3%   1.53        68.8%        63.9%
Office                                                   67       1,417,700,423       33.0%   1.44        74.7%        70.0%
Hospitality                                              48         660,223,258       15.4%   1.49        72.2%        61.3%
Industrial                                               46         377,575,118        8.8%   1.21        78.5%        72.8%
Multifamily                                              16         259,899,968        6.1%   1.43        76.3%        75.6%
Self-Storage                                              7          49,230,241        1.1%   1.33        73.6%        67.5%
Mobile Home Park                                          2          14,978,281        0.3%   1.36        68.0%        65.1%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        267       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Property Type                                    (months)      Rate
----------------------------------------------   ---------   ---------
Retail                                                 104       5.115%
Office                                                  95       5.483%
Hospitality                                            106       5.750%
Industrial                                             120       5.481%
Multifamily                                             79       5.299%
Self-Storage                                           118       6.335%
Mobile Home Park                                        75       5.875%
                                                 ---------   ---------
                                                       101       5.394%

PROPERTY LOCATIONS

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                 Mortgaged     Date Principal       Pool      Avg.   Date LTV     Date LTV
Property State                                   Properties      Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
California                                               50         801,653,414       18.7%   1.50        68.1%        61.8%
New York                                                  5         490,887,856       11.4%   1.50        71.4%        70.5%
Virginia                                                 10         338,788,409        7.9%   1.43        67.2%        64.5%
Texas                                                    21         313,727,880        7.3%   1.42        75.8%        68.9%
Maryland                                                 13         262,958,164        6.1%   1.48        70.7%        69.9%
Florida                                                  25         184,306,060        4.3%   1.36        74.4%        67.1%
Massachusetts                                             5         160,169,708        3.7%   1.71        73.7%        67.5%
Washington                                                2         130,500,000        3.0%   1.49        79.3%        74.8%
Pennsylvania                                             17         121,560,873        2.8%   1.30        76.0%        68.2%
Colorado                                                  8         118,996,443        2.8%   1.48        79.1%        76.5%
Other States (1)                                        111       1,371,600,563       31.9%   1.42        74.9%        66.9%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        267       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Property State                                   (months)      Rate
----------------------------------------------   ---------   ---------
California                                             109       5.243%
New York                                               101       5.359%
Virginia                                                66       5.220%
Texas                                                   96       5.394%
Maryland                                                80       5.427%
Florida                                                111       5.359%
Massachusetts                                           86       5.535%
Washington                                              85       5.351%
Pennsylvania                                           119       5.471%
Colorado                                               115       5.257%
Other States (1)                                       110       5.529%
                                                 ---------   ---------
                                                       101       5.394%

(1) Includes 28 states, Washington DC and Guam

CUT-OFF DATE PRINCIPAL BALANCES

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Cut-off Date Balances ($)                 Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Less than 2,500,001                                       7          14,852,059        0.3%   1.32        72.6%        61.6%
2,500,001 - 5,000,000                                    39         151,609,491        3.5%   1.58        68.7%        58.8%
5,000,001 - 7,500,000                                    21         131,364,165        3.1%   1.38        70.9%        62.5%
7,500,001 - 10,000,000                                   28         246,853,335        5.7%   1.41        73.5%        61.4%
10,000,001 - 15,000,000                                  23         278,400,100        6.5%   1.42        73.2%        66.3%
15,000,001 - 20,000,000                                  10         172,088,108        4.0%   1.46        69.6%        60.6%
20,000,001 - 25,000,000                                   5         112,590,727        2.6%   1.46        74.5%        70.2%
25,000,001 - 50,000,000                                  20         733,321,641       17.1%   1.35        72.8%        65.8%
50,000,001 - 75,000,000                                   7         445,007,707       10.4%   1.69        71.6%        67.8%
75,000,001 - 100,000,000                                  5         398,888,627        9.3%   1.58        74.6%        67.9%
100,000,001 - 150,000,000                                 3         325,770,000        7.6%   1.44        72.6%        69.0%
150,000,001 - 200,000,000                                 2         397,000,000        9.2%   1.44        76.4%        70.4%
200,000,001 - 320,000,000                                 3         887,403,409       20.7%   1.40        71.4%        70.0%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Cut-off Date Balances ($)               (months)      Rate
----------------------------------------------   ---------   ---------
Less than 2,500,001                                    118       5.415%
2,500,001 - 5,000,000                                  115       5.397%
5,000,001 - 7,500,000                                  115       5.334%
7,500,001 - 10,000,000                                 111       5.417%
10,000,001 - 15,000,000                                106       5.369%
15,000,001 - 20,000,000                                115       5.267%
20,000,001 - 25,000,000                                 81       5.337%
25,000,001 - 50,000,000                                 99       5.659%
50,000,001 - 75,000,000                                 99       5.222%
75,000,001 - 100,000,000                               104       5.445%
100,000,001 - 150,000,000                               86       5.745%
150,000,001 - 200,000,000                               99       5.352%
200,000,001 - 320,000,000                              101       5.169%
                                                 ---------   ---------
                                                       101       5.394%

The average Cut-off Date principal balance is $24,827,453

MORTGAGE RATES

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Mortgage Rates (%)                        Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Less than 4.999                                          19         668,449,145       15.6%   1.70        66.5%        63.0%
5.000 - 5.249                                            46       1,238,581,505       28.8%   1.45        72.2%        67.9%
5.250 - 5.499                                            57       1,019,261,512       23.7%   1.46        73.9%        66.7%
5.500 - 5.749                                            26         807,253,532       18.8%   1.32        75.6%        68.2%
5.750 - 5.999                                            12         143,747,079        3.3%   1.40        74.8%        63.4%
6.000 - 6.249                                             5         137,734,910        3.2%   1.32        75.3%        69.1%
6.250 - 6.499                                             3          96,000,000        2.2%   1.60        66.2%        64.6%
6.500 - 6.749                                             3         145,933,879        3.4%   1.24        78.2%        76.9%
6.750 - 6.999                                             2          38,187,805        0.9%   1.27        76.1%        70.5%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Mortgage Rates (%)                      (months)      Rate
----------------------------------------------   ---------   ---------
Less than 4.999                                        116       4.907%
5.000 - 5.249                                           95       5.151%
5.250 - 5.499                                          104       5.400%
5.500 - 5.749                                          108       5.565%
5.750 - 5.999                                          111       5.844%
6.000 - 6.249                                           73       6.098%
6.250 - 6.499                                           65       6.319%
6.500 - 6.749                                           73       6.610%
6.750 - 6.999                                           98       6.830%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average Mortgage Rate is 5.394%.

DEBT SERVICE COVERAGE RATIOS

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of DSCRs                                     Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Less than 1.20                                           13         502,614,833       11.7%   1.17        77.6%        73.1%
1.20 - 1.2999                                            37         640,119,579       14.9%   1.25        75.5%        68.3%
1.30 - 1.3999                                            42         842,882,825       19.6%   1.35        74.9%        67.8%
1.40 - 1.4999                                            33         896,130,573       20.9%   1.46        71.7%        63.9%
1.50 - 1.5999                                            17         320,646,096        7.5%   1.54        74.6%        72.2%
1.60 - 1.6999                                            13         748,718,797       17.4%   1.63        70.1%        67.1%
1.70 - 1.7999                                             6          51,004,001        1.2%   1.75        65.5%        59.7%
1.80 - 1.8999                                             2          65,022,820        1.5%   1.83        59.3%        48.5%
2.00 - 2.2499                                             6         155,963,713        3.6%   2.07        64.7%        63.6%
2.25 - 2.4999                                             3          68,046,130        1.6%   2.43        51.4%        51.1%
4.00 - 4.9999                                             1           4,000,000        0.1%   4.31        40.0%        40.0%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of DSCRs                                   (months)      Rate
----------------------------------------------   ---------   ---------
Less than 1.20                                         115       5.551%
1.20 - 1.2999                                          102       5.730%
1.30 - 1.3999                                           97       5.490%
1.40 - 1.4999                                           96       5.280%
1.50 - 1.5999                                           96       5.392%
1.60 - 1.6999                                          109       5.082%
1.70 - 1.7999                                          114       5.128%
1.80 - 1.8999                                          118       5.020%
2.00 - 2.2499                                           65       5.625%
2.25 - 2.4999                                          116       4.855%
4.00 - 4.9999                                          116       5.210%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average Debt Service Coverage Ratio is 1.46x.

CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Cut-off Date LTV ratios (%)               Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Less than 55.00                                           9         133,159,957        3.1%   2.24        50.0%        48.6%
55.01 - 60.00                                             5          50,673,406        1.2%   1.56        56.4%        49.2%
60.01 - 65.00                                            15         488,053,471       11.4%   1.51        63.0%        58.7%
65.01 - 70.00                                            23         785,767,818       18.3%   1.55        68.5%        63.3%
70.01 - 75.00                                            53         741,717,669       17.3%   1.48        72.7%        65.4%
75.01 - 80.00                                            64       2,001,196,904       46.6%   1.35        78.1%        72.5%
80.01 - 85.00                                             4          94,580,145        2.2%   1.34        81.5%        75.6%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Cut-off Date LTV ratios (%)             (months)      Rate
----------------------------------------------   ---------   ---------
Less than 55.00                                        100       5.323%
55.01 - 60.00                                          117       5.500%
60.01 - 65.00                                           85       5.079%
65.01 - 70.00                                          114       5.186%
70.01 - 75.00                                          100       5.435%
75.01 - 80.00                                          102       5.511%
80.01 - 85.00                                           73       5.980%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average Cut-off Date LTV Ratio is 72.6%.

MATURITY DATE LOAN-TO-VALUE RATIOS

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Maturity Date LTV ratios (%)              Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Less than 55.00                                          24         410,564,811        9.6%   1.85        58.5%        48.7%
55.01 - 60.00                                            27         420,363,028        9.8%   1.41        68.9%        57.7%
60.01 - 65.00                                            44         817,439,795       19.0%   1.42        70.7%        63.3%
65.01 - 70.00                                            45       1,040,905,589       24.2%   1.43        74.0%        68.1%
70.01 - 75.00                                            19         595,696,000       13.9%   1.50        75.3%        71.8%
75.01 - 80.00                                            13         988,187,805       23.0%   1.35        78.5%        77.4%
80.01 - 85.00                                             1          21,992,340        0.5%   1.46        83.0%        82.5%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Maturity Date LTV ratios (%)            (months)      Rate
----------------------------------------------   ---------   ---------
Less than 55.00                                        113       5.315%
55.01 - 60.00                                          117       5.466%
60.01 - 65.00                                           96       5.272%
65.01 - 70.00                                          113       5.239%
70.01 - 75.00                                           88       5.523%
75.01 - 80.00                                           91       5.577%
80.01 - 85.00                                           56       5.630%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average Maturity Date LTV Ratio is 67.1%.

ORIGINAL TERMS TO MATURITY

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Original Terms to Maturity (months)       Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
0 - 60                                                   21         918,971,609       21.4%   1.49        71.8%        70.5%
61 - 96                                                   8         402,765,000        9.4%   1.47        74.6%        73.1%
109 - 132                                               143       2,964,330,666       69.0%   1.45        72.6%        65.4%
133 - 192                                                 1           9,082,093        0.2%   1.36        74.3%         0.7%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Original Terms to Maturity (months)     (months)      Rate
----------------------------------------------   ---------   ---------
0 - 60                                                  58       5.640%
61 - 96                                                 79       5.307%
109 - 132                                              118       5.328%
133 - 192                                              153       5.650%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average original term to maturity is 104 months.

REMAINING TERMS TO MATURITY

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Remaining Terms to Maturity (months)      Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
0 - 60                                                   21         918,971,609       21.4%   1.49        71.8%        70.5%
61 - 96                                                   8         402,765,000        9.4%   1.47        74.6%        73.1%
109 - 130                                               143       2,964,330,666       69.0%   1.45        72.6%        65.4%
131 - 190                                                 1           9,082,093        0.2%   1.36        74.3%         0.7%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Remaining Terms to Maturity (months)    (months)      Rate
----------------------------------------------   ---------   ---------
0 - 60                                                  58       5.640%
61 - 96                                                 79       5.307%
109 - 130                                              118       5.328%
131 - 190                                              153       5.650%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average remaining term to maturity is 101 months.

SEASONING

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Seasoning (months)                                 Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
0 - 12                                                  172       4,277,164,084       99.6%   1.46        72.7%        67.1%
13 - 24                                                   1          17,985,284        0.4%   1.34        55.3%        47.5%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Seasoning (months)                               (months)      Rate
----------------------------------------------   ---------   ---------
0 - 12                                                 101       5.391%
13 - 24                                                114       6.052%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average seasoning is 2 months.

ORIGINAL AMORTIZATION TERMS

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Original Amortization Terms (months)      Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Interest Only                                            20       1,309,770,000       30.5%   1.62        72.5%        72.5%
151 - 240                                                 1           9,082,093        0.2%   1.36        74.3%         0.7%
241 - 360                                               151       2,954,304,936       68.8%   1.38        72.6%        64.7%
601 - 730                                                 1          21,992,340        0.5%   1.46        83.0%        82.5%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Original Amortization Terms (months)    (months)      Rate
----------------------------------------------   ---------   ---------
Interest Only                                           90       5.360%
151 - 240                                              153       5.650%
241 - 360                                              107       5.406%
601 - 730                                               56       5.630%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average original amortization term is 355 months.

REMAINING STATED AMORTIZATION TERMS

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Range of Remaining Amortization Terms (months)     Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Interest Only                                            20       1,309,770,000       30.5%   1.62        72.5%        72.5%
151 - 240                                                 1           9,082,093        0.2%   1.36        74.3%         0.7%
241 - 360                                               151       2,954,304,936       68.8%   1.38        72.6%        64.7%
601 - 730                                                 1          21,992,340        0.5%   1.46        83.0%        82.5%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Range of Remaining Amortization Terms (months)   (months)      Rate
----------------------------------------------   ---------   ---------
Interest Only                                           90       5.360%
151 - 240                                              153       5.650%
241 - 360                                              107       5.406%
601 - 730                                               56       5.630%
                                                 ---------   ---------
                                                       101       5.394%

The weighted average remaining amortization term is 354 months.

AMORTIZATION TYPES

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Amortization Type                                  Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Interest Only, Then Amortizing                           93       2,078,961,884       48.4%   1.35        74.1%        66.9%
Interest Only                                            20       1,309,770,000       30.5%   1.62        72.5%        72.5%
Amortizing                                               59         897,335,391       20.9%   1.46        69.4%        60.2%
Fully Amortizing                                          1           9,082,093        0.2%   1.36        74.3%         0.7%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Amortization Type                                (months)      Rate
----------------------------------------------   ---------   ---------
Interest Only, Then Amortizing                         110       5.419%
Interest Only                                           90       5.360%
Amortizing                                              96       5.381%
Fully Amortizing                                       153       5.650%
                                                 ---------   ---------
                                                       101       5.394%

LOCKBOXES

                                                                                    % of
                                                                                  Initial
                                                 Number of    Aggregate Cut-off   Mortgage
                                                  Mortgage     Date Principal       Pool
Lockbox Type                                       Loans         Balance ($)      Balance
----------------------------------------------   ----------   -----------------   --------
Hard                                                     48       2,827,810,514       65.8%
Soft                                                     13         455,924,600       10.6%

ESCROW TYPES

                                                                                    % of
                                                                                  Initial
                                                 Number of    Aggregate Cut-off   Mortgage
                                                  Mortgage     Date Principal       Pool
Escrow Type (1)                                    Loans         Balance ($)      Balance
----------------------------------------------   ----------   -----------------   --------
TI/LC (2)                                                98       1,641,830,266       49.6%
Real Estate Tax                                         153       3,147,951,279       73.3%
Insurance                                               143       2,569,724,321       59.8%
Replacement Reserve                                     140       2,570,320,483       59.8%

(1)   Includes initial and ongoing reserves and escrows

(2) The statistical information for the TI/LC Reserve percentage does not include mortgage loans secured by multifamily, hospitality, mobile home park, or self-storage properties.

PREPAYMENT PROVISION SUMMARY

                                                                                    % of
                                                                                  Initial            Wtd. Avg.    Wtd. Avg.
                                                 Number of    Aggregate Cut-off   Mortgage    Wtd.    Cut-off     Maturity
                                                  Mortgage     Date Principal       Pool      Avg.   Date LTV     Date LTV
Prepayment Type                                    Loans         Balance ($)      Balance     DSCR     Ratio        Ratio
----------------------------------------------   ----------   -----------------   --------    ----   ---------    ---------
Lockout/Defeasance                                      159       4,125,301,380       96.0%   1.46        72.6%        67.0%
Lockout/Greater 1% or Yield Maintenance                  12         130,047,988        3.0%   1.45        72.1%        64.5%
Lockout/Greater 1% or Yield Maintenance/Fee               1          31,500,000        0.7%   1.20        79.5%        76.2%
Lockout/Declining Fee                                     1           8,300,000        0.2%   1.57        78.7%        78.7%
                                                 ----------   -----------------   --------    ----   ---------    ---------
                                                        173       4,295,149,368      100.0%   1.46        72.6%        67.1%

                                                 Wtd. Avg.
                                                 Remaining
                                                  Term to    Wtd. Avg.
                                                 Maturity    Mortgage
Prepayment Type                                  (months)      Rate
----------------------------------------------   ---------   ---------
Lockout/Defeasance                                     102       5.381%
Lockout/Greater 1% or Yield Maintenance                 97       5.826%
Lockout/Greater 1% or Yield Maintenance/Fee             57       5.302%
Lockout/Declining Fee                                   54       5.390%
                                                 ---------   ---------
                                                       101       5.394%